                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 02549



                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    July 13, 1999


                         SUNSTONE HOTEL INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


Maryland                         000-26304          52-1891908
(State or other jurisdiction     (Commission File   (IRS Employer Identification
 of incorporation)                Number)            No.)


903 Calle Amanecer, San Clemente, California        92673
(Address of principal executive offices)            (zip code)



(949) 369-4000
(Registrant's Telephone Number)

Item 5 Other Events

         On July 13, 1999, Sunstone Hotel Investors, Inc., (the "Company") and SHP Acquisition L.L.C. and SHP Investors Sub, Inc. entered into an Agreement and Plan of Merger dated as of July 12, 1999 (the "Merger Agreement") providing for the merger of the Buyer with and into the Company. On the same day, the Company issued a press release with respect to the Merger Agreement and the transactions contemplated thereby.

         The Merger Agreement and press release are attached as Exhibits 1 and 2 hereto, respectively, and are incorporated herein by reference.


Item 7. Exhibits

1. * Agreement and Plan of Merger dated as of July 12, 1999 among the Company, SHP Acquisition L.L.C. and SHP Investors Sub, Inc.

2.      Press release issued by the Company on July 13, 1999.

        * to be filed by amendment

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUNSTONE HOTEL INVESTORS, INC.
                                          Registrant



                                          /s/ R. Terrence Crowley
                                          -------------------------------------
                                          R. Terrence Crowley
                                          Chief Operating Officer



Dated: July 13, 1999